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                                 SIXTH MODIFICATION
                                         OF
                                  CREDIT AGREEMENT


          This Sixth Modification of Credit Agreement ("Agreement") is made this 10th day of July, 1998, among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON, a national bank association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 ("BKB"), and BANKBOSTON N.A., as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).

                                W I T N E S S E T H:

          IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Borrower and BKB hereby covenant and agree as follows:

          1. RECITALS. The following Recitals are true and correct as of the date of this Agreement.

               (a) The Borrower, BKB and the Agent entered into that certain Credit Agreement dated as of October 23, 1996, and that certain First Modification of Credit Agreement dated November 19, 1996, that certain Second Modification of Credit Agreement dated December 24, 1996, that certain Third Modification of Credit Agreement dated January 28, 1997, that certain Fourth Modification of Credit Agreement dated June 25, 1997, and that certain Fifth Modification of Credit Agreement dated January 15, 1998 (the foregoing Credit Agreement, as modified, is referred to herein as "Credit Agreement").

               (b) The parties to the Credit Agreement wish to further amend and modify the Credit Agreement.

               (c) All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

          2.   The Credit Agreement is hereby modified as follows:

               (a)  By substituting "$25,000,000"for "$23,850,000" in
     Section 10.1;

               (b)  By substituting "March 31, 1998" for "June 30, 1996" in
     Section 10.1; and


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               (c)  By deleting the provisions of Section 10.3 in their
     entirety and by substituting in lieu thereof "EBITDA TO INTEREST EXPENSE. The Borrower will not permit the ratio of (a) EBITDA for any fiscal quarter to (b) Interest Incurred for such period to be less than the ratio set forth below:

                        PERIOD                             PERMITTED RATIO

          Quarter ending March 31, 1998                     Waived

          Quarter ending June 30, 1998                1.30:1

          Quarter ending September 30, 1998                 2.10:1

          Quarter ending December 31, 1998                  2.30:1

          For the quarter ending March 31, 1999 and continuing to Maturity Date such ratio shall be tested for each period of four consecutive fixed quarters and shall be no less than 2.00:1."

          3. The Effective Date of this Sixth Modification shall be as of March 31, 1998 so that, without limitation, compliance with all covenants contained in the Credit Agreement shall be determined from modifications contained herein.

          4. BKB waives the covenants contained in Section 10.2 of the Credit Agreement for the period June 30, 1998, through September 30, 1998. The parties hereto acknowledge and agree that the waiver provided in the preceding sentence will terminate and, beginning on October 1, 1998, the covenants contained in Section 10.2 of the Credit Agreement shall be maintained and enforced.

          5. Except as modified hereby, the terms and conditions of the Credit Agreement shall remain in full force and effect and the Borrower hereby ratifies the terms and conditions thereof.

          6. By its execution hereof, Borrower warrants and represents that there does not, as of the date hereof, exist a default, event of default or event or circumstance with which the passage of time or giving of notice, or both, would constitute a default or event of default under any of the Loan Documents. By its execution hereof, Borrower reaffirms, as of the date hereof, all of the representations, warranties and indemnities contained in the Loan Documents except to the extent any of the representations or warranties speak to a specific earlier date, or the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Documents. As of the date hereof, Borrower has no defense, offset or counterclaim against the indebtedness evidenced or secured by any of the Loan Documents, as amended, or against the Agent or the Banks.


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          7.   This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

          IN WITNESS WHEREOF, the undersigned Borrower and Agent have hereunto caused this instrument to be executed by their duly authorized corporate officers and their seal to be affixed hereto as of the day and year first above written.

                                  THE ROTTLUND COMPANY, INC., a
                                  Minnesota corporation


                                  By: ______________________________
                                  Title: _____________________________


                                  BANKBOSTON, N.A.


                                  By: ______________________________


          The undersigned guarantors hereby agree to all modifications of the Credit Agreement and hereby ratify and reaffirm their respective Subsidiary Guaranty dated as of the day and year first above written.


                                  NORTHCOAST MORTGAGE, INC.


                                  By: ______________________________
                                  Its: ______________________________

                                  ROTTLUND HOMES OF FLORIDA, INC.


                                  By: ________________________________
                                  Its: ________________________________



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                                  ROTTLUND HOMES OF INDIANA, INC.

                                  By: Rottlund Homes of Indiana, Inc.,
                                      Its General Partner

                                      By: ____________________________
                                      Its: ____________________________


                                  ROTTLUND HOMES OF INDIANA
                                  LIMITED PARTNERSHIP


                                  By: ________________________________
                                  Its: ________________________________


                                  ROTTLUND HOMES OF IOWA, INC.


                                  By: ________________________________
                                  Its. ________________________________


                                  ROTTLUND HOMES OF NEW JERSEY


                                  By: ________________________________
                                  Its: ________________________________